UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 30, 2023

Golub Capital Private Credit Fund
(Exact name of Registrant as Specified in Its Charter)

Delaware	814-01555	92-2030260
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

__ 200 Park Avenue, 25th Floor, New York, NY 10166_ _
                (Address of Principal Executive Offices)          (Zip Code)

Registrant’s telephone number, including area code: (212) 750-6060

____ Not Applicable ____
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
None	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b- 2 of the Securities Exchange Act of 1934.
    Emerging growth company ☑
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 1 (this “Amendment No. 1”) is being filed to amend the Current Report on Form 8-K filed by Golub Capital Private Credit Fund, a Delaware statutory trust (the “Fund”) with the Securities and Exchange Commission on July 6, 2023 (the “Initial Form 8-K”). As previously reported in the Initial Form 8-K, on July 1, 2023, pursuant to a Share Purchase and Sale Agreement, dated July 1, 2023, by and among the Fund, GCP HS Fund, a Delaware statutory trust, GCP CLO Holdings Sub LP, an exempted limited partnership registered in the Cayman Islands (each, a “Seller” and, collectively, “Sellers”), and GC Advisors LLC, a Delaware limited liability company, the Fund’s investment adviser, the Fund acquired all of the assets and liabilities of GCP SG Warehouse 2022-1 (the “CLO Vehicle”) through the purchase from the Sellers of 100% of the beneficial interests in, and 100% of the subordinated notes issued by, the CLO Vehicle, for an aggregate purchase price (paid to each Seller based on its pro rata ownership of the CLO Vehicle) of $442 million (the “Transaction”). On July 31, 2023, the Fund’s Board of Trustees approved the final net asset value of the CLO Vehicle.

Amendment No. 1 is being filed solely to include audited financial statements of the CLO Vehicle and supplemental disclosure information as required by Regulation S-X Rule 6-11 related to fund acquisitions. With respect to supplemental disclosure information, the Fund has (i) included a current fee and expense information table, showing solely the fee structure of the combined entity because the pro forma fees would not be materially different pre- and post-Transaction , (ii) determined that the Transaction would not result in a material change in the CLO Vehicle’s investment portfolio due to investment restrictions and (iii) determined that there are no material differences in accounting policies between the Fund and the CLO Vehicle.

Pursuant to the instructions to Item 9.01 of Form 8-K, the Fund hereby files this Amendment No. 1 to amend the Initial Form 8-K in order to include the required financial statements and supplemental disclosure information that were previously omitted.

Item 9.01.	Financial Statements and Exhibits

(a) Financial statements of businesses or funds acquired.

The following financial statements and the Fund’s fees and expense information are filed as Exhibits 99.1 and 99.2, respectively, to this report and incorporated in their entirety herein by reference:

99.1	Financial Statements of GCP SG Warehouse 2022-1 as of and for the period from June 8, 2023 (commencement of operations) to June 30, 2023.
Report of Independent Auditors
Statement of Financial Condition as of June 30, 2023
Statement of Operations for the period from June 8, 2023 (commencement of operations) to June 30, 2023
Statement of Changes in Net Assets for the period from June 8, 2023 (commencement of operations) to June 30, 2023
Statement of Cash Flows for the period from June 8, 2023 (commencement of operations) to June 30, 2023
Schedule of Investments as of June 30, 2023
Notes to the Financial Statements
99.2	Fee and Expense Information

(d) Exhibits.
Exhibit No.	Description
99.1	Financial Statements of GCP SG Warehouse 2022-1 as of and for the period from June 8, 2023 (commencement of operations) to June 30, 2023.
99.2	Fee and Expense Information.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, Golub Capital Private Credit Fund has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLUB CAPITAL PRIVATE CREDIT FUND

Date: September 14, 2023	By: /s/ Christopher C. Ericson
Name: Christopher C. Ericson
Title: Chief Financial Officer and Treasurer